UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 E. Cotton Center Blvd., Suite 110
Phoenix	AZ	85040
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (FCX) held its 2026 annual meeting of stockholders on June 10, 2026 (2026 Annual Meeting). At the 2026 Annual Meeting, FCX’s stockholders (1) elected each of the eleven director nominees listed below to serve as a director of FCX for a term that will continue until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of FCX’s named executive officers; and (3) ratified the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2026.

Of the 1,437,530,696 shares of FCX’s common stock outstanding as of the record date on April 13, 2026, 1,215,835,821 shares were represented in person or by proxy at the 2026 Annual Meeting. The inspector of election reported the final vote of stockholders as follows:

Proposal No. 1: Election of eleven directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. Abney	1,100,855,657	8,625,590	867,695	105,486,879
Richard C. Adkerson	1,083,764,163	25,722,910	861,869	105,486,879
Marcela E. Donadio	1,101,053,199	7,763,868	1,531,875	105,486,879
Hugh Grant	1,101,034,808	8,437,512	876,622	105,486,879
Lydia H. Kennard	1,085,334,268	24,168,264	846,410	105,486,879
Ryan M. Lance	1,092,888,304	16,606,942	853,696	105,486,879
Sara Grootwassink Lewis	1,103,700,283	5,799,877	848,782	105,486,879
Dustan E. McCoy	1,031,751,381	36,873,225	41,724,336	105,486,879
Kathleen L. Quirk	1,097,266,184	12,250,449	832,309	105,486,879
John J. Stephens	1,097,733,454	9,549,093	3,066,395	105,486,879
Frances Fragos Townsend	1,085,600,499	23,012,476	1,735,967	105,486,879

In connection with Robert W. Dudley’s prior announced departure from the Board of Directors (Board), effective as of the date of the 2026 Annual Meeting, the Board reduced its size from 12 directors to 11 directors.

Proposal No. 2: Approval, on an advisory basis, of the compensation of FCX’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,076,527,313	30,557,400	3,264,229	105,486,879

Proposal No. 3: Ratification of the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,159,977,838	52,723,024	3,134,959	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Douglas N. Currault II
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Douglas N. Currault II
Executive Vice President and General Counsel
(authorized signatory)

Date: June 10, 2026